Exhibit 10.3


         FIFTH AMENDMENT TO LETTER OF CREDIT AGREEMENTS

          THIS FIFTH AMENDMENT TO LETTER OF CREDIT AGREEMENTS (this "Amendment"), is made and entered into as of October 24,
2001 (the "Effective Date"), by and between CONSOLIDATED FREIGHTWAYS CORPORATION, a Delaware corporation ("Debtor"), the other Credit Parties signatory to the Letter of Credit Agreements described below (collectively, together with the Debtor, the "Credit Parties") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital").

                       W I T N E SS E T H:

          WHEREAS, Debtor and GE Capital are parties to that certain Letter of Credit Agreement, dated as of April 27, 2001 (as amended to the date hereof, the "Letter of Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Letter of Credit Agreement), pursuant to which GE Capital has committed to make certain letters of credit available to Debtor; and

          WHEREAS, Debtor, the other Credit Parties and GE Capital desire to modify the Letter of Credit Agreement, the Security Agreement, the Pledge Agreement and the Cash Collateral Account Agreement and the Subsidiary Guaranty (collectively, the "Letter of Credit Agreements") in certain respects and that certain waivers with respect thereto be granted, all in accordance with and subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor, the other Credit Parties and GE Capital do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Letter of Credit Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

     1.   Consent and Waivers.

          (A) Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions to effectiveness specified in Section 7 below, the Creditor hereby consents to (i) the formation of a new Domestic Subsidiary to be known as "CF MovesU.com Incorporated" so long as Debtor timely complies with all of the requirements set forth in
Section 5.10 of the Letter of Credit Agreement relating thereto, and (ii) to the investment by the Credit Parties of up to $1,000 in a new Domestic Subsidiary to be known as "CF MovesU.com Incorporated" prior to the date such Subsidiary becomes a Subsidiary Guarantor.

          (B) Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions to effectiveness specified in Section 7 below, the Creditor hereby waives the minimum Excess Liquidity requirements in clauses (i)(B) and (ii)(B) of Section 2.2(f) of the Letter of Credit Agreement solely with respect to the October Letter of Credit; provided that the aforesaid waiver relates solely to the issuance of the October Letter of Credit and to the specific conditions precedent to issuance of such Letter of Credit, and nothing in this Amendment is intended, or shall be construed, to waive any of the conditions precedent in Section 2.2(f) with respect to the issuance of any other Letters of Credit.

     2. Amendments of the Letter of Credit Agreements. Subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions precedent specified in Section 7 below, the Letter of Credit Agreements are hereby amended as follows:

          (A)   Amendments  to Letter of Credit  Agreement.   The
Letter of Credit Agreement shall be amended as follows:

          (1) Section 1.7(a) of the Letter of Credit Agreement is deleted in its entirety and the following new Section
     1.7(a) is substituted in lieu thereof:

               (a) As to all payments made on any of the Obligations when a Default or Event of Default shall have occurred and be continuing or following the Commitment Termination Date, Debtor hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of Debtor, and Debtor hereby irrevocably agrees that Creditor shall have the continuing exclusive right to apply any and all such payments against the Obligations as Creditor may deem advisable notwithstanding any previous entry by Creditor in the Letter of Credit Account or any other books and records. In the absence of a specific determination by Creditor with respect thereto, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Creditor's expenses reimbursable hereunder; (2) to accrued but unpaid interest on the Obligations (other than the Other Secured Obligations); (3) to the outstanding principal balance of the Obligations (other than the Other Secured Obligations) and to provide cash collateral for Letter of Credit Obligations in the manner described in Section 1.1(c), ratably to the aggregate, combined outstanding principal balance of the Obligations (other than the Other Secured Obligations) and outstanding Letter of Credit Obligations; (4) to all other Obligations (other than the Other Secured Obligations); and (5) to all Other Secured Obligations. In the event of any conflict between this Section 1.7(a) and Section 1.7(a) of the Revolving Credit Agreement, this Section 1.7(a) shall control for purposes of determining application and allocation of any payments received by the Creditor hereunder.

          (2) Annex A to the Letter of Credit Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

               "October Letter of Credit" shall mean that certain Letter of Credit in an amount not to exceed $15,000,000 to be issued to United States Fidelity and Guaranty (or one of its subsidiaries) on or about October 24, 2001.

               "Other  Credit Documents" shall mean (i)  any
          agreement, note, instrument, lease or guarantee heretofore, now or hereafter executed or issued by any Credit Party in favor of any Affiliate of Creditor or entered into by a Credit Party with any Affiliate of Creditor, or held by any Affiliate of Creditor, and evidencing any debt, liabilities or obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) of any kind or nature, present or future, owing by any Credit Party to any Affiliate of Creditor or entered into by a Credit Party with any Affiliate of Creditor, in each case, as such agreements, notes, instruments, leases and guarantees may be amended, supplemented or replaced from time to time, and
          (ii) any agreement, note, instrument, lease or guarantee (other than this Agreement, the other Letter of Credit Documents, the Revolving Credit Agreement and the other Revolving Credit Documents) heretofore, now or hereafter executed or issued by any Credit Party in favor of Creditor or entered into by a Credit Party with Creditor, or held by Creditor, and evidencing any debt, liabilities or obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) of any kind or nature, present or future, owing by any Credit Party to Creditor, in each case, as such agreements, notes, instruments, leases and guarantees may be amended, supplemented or replaced from time to time; provided that the Other Credit Documents shall not include any of the Letter of Credit Documents or the Revolving Credit Documents.

               "Other Secured Obligations" shall mean (i) all advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to any Affiliate of Creditor, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any Other Credit Documents, including, without limitation, all advances, debts, liabilities and obligations arising under any Other Credit Documents and any other agreement, note, instrument, lease or guarantee heretofore, now or hereafter executed or issued by any Credit Party in favor of any Affiliate of Creditor, and (ii) all advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Creditor, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any Other Credit Documents, including, without limitation, all advances, debts, liabilities and obligations arising under any Other Credit Documents and any other agreement, note, instrument, lease or guarantee heretofore, now or hereafter executed or issued by any Credit Party in favor of Creditor. This term includes all principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of any Credit Party, whether or not allowed in such proceeding), fees, charges, expenses, attorneys' fees and any other sum chargeable by Creditor or any Affiliate of Creditor to any Credit Party under any Other Credit Document. Notwithstanding anything herein to the contrary, the Other Secured Obligations shall not include any of the Obligations described in clauses (i) and (ii) of the definition of such term in this Annex A.

          (3) Annex A to the Letter of Credit Agreement is hereby amended by deleting therefrom the definition of "Obligations" in its entirety and by substituting the following amended definition of such term in lieu thereof:

                    "Obligations"    shall    mean    (i)     all
          Reimbursement Obligations, (ii) all advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Creditor, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under this Agreement, the Revolving Credit
          Agreement, or any of the other Letter of Credit Documents or Revolving Credit Documents, and (iii) all Other Secured Obligations. This term includes all principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of any Credit Party, whether or not allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable by Creditor or any Affiliate of any Creditor, as applicable, to any Credit Party under this Agreement, the Revolving Credit Agreement, any of the other Revolving Credit Documents, any of the other Letter of Credit Documents or any of the Other Credit Documents.

      (B)   Amendment of Security Agreement.  Section  2  of  the
Security Agreement shall be amended by deleting said Section 2 in its entirety and substituting in lieu thereof the following new
Section 2 to read in its entirety as follows:

          2.   GRANT OF LIEN.

          (a) To secure the prompt and complete payment, performance and observance of all of the Obligations (as such term is defined in the Letter of Credit Agreement), including, without limitation, all of Debtor's Obligations under the Letter of Credit Agreement, the Revolving Credit Agreement and the Other Credit Documents, all of the Grantor Subsidiaries' payment and performance obligations under the Guaranty and all obligations of the Grantors now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations"), and subject to the terms and conditions of this Agreement, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, for the benefit of itself and its Affiliates, a Lien upon all of its right, title and interest in, to and under the following property, whether now owned by or owing to or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

               (i)  all Receivables;

(ii) all monies, securities and other property now or hereafter in the possession or custody of, or in transit to, Secured Party, for any purpose (including safekeeping, collection or pledge), from or for any Grantor, or as to which any Grantor may have any right or power, and all of Secured Party's credits and balances with any Grantor existing at any time; and
(iii) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, and substitutions and replacements for, each of the foregoing.
          (b) In addition, to secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce the Secured Party as aforesaid, each Grantor hereby grants to Secured Party, for the benefit of itself and its Affiliates, a right of setoff against the property of such Grantor held by Secured Party, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Secured Party, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

(c) All Liens, security interests and other rights, titles and interests of Secured Party on behalf of itself and its Affiliates under this Security Agreement in and to the Collateral and all rights and remedies of Secured Party hereunder are subject to the terms and conditions of the Intercreditor Agreement.
          Notwithstanding anything herein to the contrary, the grant of the foregoing security interest shall be effective automatically (without notice or any other action) on (but not prior to) the Initial Funding Date and shall remain effective until the Termination Date.

      (C) Amendment of Cash Collateral Agreement. The parties hereto hereby agree that the security interest granted pursuant to Section 1 of the Cash Collateral Account Agreement shall be for the benefit of Creditor and its Affiliates and shall also secure Debtor's obligations under the Revolving Credit Agreement, the Revolving Credit Documents and the Other Credit Documents.

     (D)  Amendment of Pledge Agreement.  Section 1 of the Pledge
Agreement shall be amended by deleting said Section in its entirety and substituting in lieu thereof the following new
Section 1 to read in its entirety as follows:

          1. SECURITY FOR OBLIGATIONS, ETC. This Agreement is for the benefit of the Pledgee on behalf of itself and its Affiliates and is security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Pledgor's payment and performance obligations of any kind under or in connection with the Guaranty and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

      (E)   Amendment of Pledge Agreement.  Section  3.1  of  the
Pledge Agreement shall be amended by deleting said Section in its entirety and substituting in lieu thereof the following new
Section 3.1 to read in its entirety as follows:

          3.1 Pledge. Subject to the terms and conditions hereof, and in order to secure the Secured Obligations, the Pledgor hereby pledges to the Pledgee, for the benefit of itself and its Affiliates, all of its rights, titles and interests in and to the Pledged Interests, together with (i) subject to the rights of the Pledgor set forth in Section 5, all dividends (whether in cash, shares, warrants, options, or other interests or securities), cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests, and (ii) all cash and non-cash proceeds of the foregoing, and the Pledgor hereby grants to the Pledgee on behalf of itself and its Affiliates a present and continuing security interests in, and hereby assigns, transfers, interests, hypothecates and sets over to the Pledgee, on behalf of itself and its Affiliates all of Pledgor's rights, titles and interests in and to the Pledged Interests (and in and to the certificates or instruments evidencing the items described in clauses (i), and (ii) above) to be held by the Pledgee, on behalf of itself and its Affiliates upon the terms and conditions set forth in this Agreement. The Pledgor agrees to deliver to the Pledgee on the date hereof any and all certificates representing the Pledged Interests accompanied by undated transfer powers duly executed in blank by the Pledgor and any and all certificates and instruments evidencing the items described in clauses (i) and (ii) above promptly upon Pledgor's receipt thereof.

      (F)   Amendment of Subsidiary Guaranty.  Section 1  of  the
Subsidiary  Guaranty  shall  be amended  by  deleting  the  first
sentence  thereof  in  its  entirety  and  by  substituting   the
following replacement sentence in lieu thereof:

          Subject to the provisions of Section 7 below, each Guarantor hereby jointly, severally, absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party and its Affiliates the prompt payment when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations (as defined in each of the Letter of Credit Agreement, the Revolving Credit Agreement and the Other Credit Documents, and including all renewals, extensions, modifications, and refinancings thereof) now or hereafter existing, whether for principal, interest, fees, reasonable expenses or otherwise, and all reasonable expenses (including reasonable attorney's fees and expenses) in enforcing any of its rights under the Letter of Credit Agreement, the Revolving Credit Agreement, the other Letter of Credit Documents, the other Revolving Credit Documents, and the Other Credit Documents (all of the foregoing, collectively, the "Guaranteed Obligations").

     3. No Other Waivers or Amendments. Except for the consent, waiver and amendments expressly set forth and referred to in
Section 1 and Section 2 above, respectively, each of the Letter of Credit Agreements shall remain unchanged and in full force and
effect.   Nothing  in  this Amendment is  intended  or  shall  be
construed to be a novation of any of the Letter of Credit Agreements or to affect, modify or impair the continuity or
perfection   of   the  Creditor's  Liens  under  the   Collateral
Documents.

4. Representations and Warranties. To induce GE Capital to enter into this Amendment, Debtor and each of the other Credit Parties hereby warrant, represent and covenant to GE Capital that: (a) this Amendment has been duly authorized, executed and delivered by Debtor and each Credit Party signatory thereto, (b) after giving effect to this Amendment, no Termination Event or Event of Default has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by Debtor and each Credit Party in the Letter of Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach in any material respect by Debtor or any Credit Party of any of its representations and warranties contained in this Section 4 shall be an Event of Default under the Letter of Credit Agreement.
5. Ratification and Acknowledgment. Debtor and each of the other Credit Parties hereby ratify and reaffirm each and every term, covenant and condition set forth in the Letter of Credit Agreement and all other documents delivered by such company in connection therewith (including without limitation the other Letter of Credit Documents to which Debtor or any Credit Party is a party), effective as of the date hereof. Without limiting the generality of the foregoing, Debtor and each of the other Credit Parties hereby acknowledge and agree that any and all Obligations of the Debtor arising under the Revolving Credit Agreement, the other Revolving Credit Documents and the Other Credit Documents shall be guaranteed by the Domestic Subsidiaries of the Debtor (other than the Receivables Subsidiary) pursuant to the Subsidiary Guaranty and shall be secured by all of the Liens granted to GE Capital pursuant to the Collateral Documents.
6. Estoppel. To induce GE Capital to enter into this Amendment, Debtor and each of the other Credit Parties hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of Debtor or any Credit Party as against GE Capital with respect to the obligations of Debtor or any Credit Party to GE Capital under the Letter of Credit Agreement or the other Letter of Credit Agreement Documents, either with or without giving effect to this Amendment.
7. Conditions to Effectiveness. This Amendment shall become effective, as of the Effective Date, subject to the prior or subsequent receipt by the GE Capital of this Amendment, duly executed, completed and delivered by Debtor and each Credit Party. Upon the effective date of this Amendment, the consent and waivers in Section 1 of this Amendment and all amendments set forth in Section 2 of this Amendment shall become effective as of the effective date of this Amendment.
8. Reimbursement of Expenses. Debtor and each of the other Credit Parties hereby agree that Debtor and each of the other Credit Parties shall reimburse GE Capital on demand for all costs and expenses (including without limitation reasonable attorney's fees) incurred by GE Capital in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.
9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.
10. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Debtor and each of the other Credit Parties hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
11. Counterparts. This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.
12. Entire Agreement. The Letter of Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.
          [Remainder  of page intentionally blank; next  page  is
signature                                                   page]

IN    WITNESS    WHEREOF,   the   parties   have   caused    this
Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                         DEBTOR:

                         CONSOLIDATED FREIGHTWAYS CORPORATION


                         By:/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and
                                 Chief Financial Officer


                         CREDITOR:

                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By:/s/Craig Winslow
                         Name:Craig Winslow
                         Title: Duly Authorized Signatory


                         SUBSIDIARY GUARANTORS:


                         CONSOLIDATED FREIGHTWAYS CORPORATION  OF
                         DELAWARE


                         By:/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and
                                 Chief Financial Officer

                         CF AIRFREIGHT CORPORATION


                         By:/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and
                                 Chief Financial Officer

                         REDWOOD SYSTEMS, INC.


                         By:/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and
                                 Chief Financial Officer

                         LELAND JAMES SERVICE CORPORATION


                        By:/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and
                                 Chief Financial Officer